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                                                                   EXHIBIT 10.58

                     PATENT COLLATERAL ASSIGNMENT AGREEMENT

                                                             Seattle, Washington

        THIS PATENT COLLATERAL ASSIGNMENT AGREEMENT ("Patent Assignment") is made and entered into as of the 16th day of January, 2002 between SPACELABS MEDICAL, INC., a Delaware corporation ("Spacelabs Delaware"), SPACELABS MEDICAL, INC., a California corporation, SPACELABS BURDICK, INC., a Delaware corporation, VITA-STAT MEDICAL SERVICES, INC., a Florida corporation, LIFECLINIC MEDICAL DATA CORPORATION, a Washington corporation, and LIFECLINIC.COM CORPORATION, a Washington corporation (collectively, "Borrowers"), having a mailing address at 15520 N.E. 40th Street, Redmond, Washington 98073, Attention: James A. Richman, SPACELABS PRODUITS MEDICAUX LTEE., a Quebec company ("Guarantor"), and BANK OF AMERICA, N.A., a national banking association ("Lender"), having a mailing address at 55 South Lake, Suite 900, Pasadena, California 91101, Attention:
Michael R. Williamson. Borrowers and Guarantor are collectively referred to herein as "Assignor".

        BACKGROUND. Borrowers and Lender have entered into that certain Credit Agreement dated the same date as this Patent Assignment in connection with a credit facility in the aggregate principal amount of $20,000,000 (as amended from time to time, the "Credit Agreement"). Pursuant to the terms of the Credit Agreement and the other documents executed in connection therewith (collectively, the "Loan Documents"), the Lender has agreed to make loans and issue letters of credit on behalf of the Borrowers. Pursuant to that certain Guaranty dated as of the date hereof as amended, restated, supplemented or otherwise modified from time to time (the "Guaranty"), the Guarantor has agreed to guaranty the Obligations (as defined in the Credit Agreement) of Spacelabs Burdick, Inc. under the Credit Agreement and to provide to the Lender security for the performance of its Guaranty. In order to induce the Lender to execute and deliver the Credit Agreement and the other Loan Documents, and as security for the performance by the Guarantor of its obligations under the Guaranty, Assignor has agreed to assign to Lender certain patent rights. This Patent Assignment is being executed contemporaneously with a Security Agreement ("Security Agreement") under which the Lender is granted a lien on and security interest in all patents owned by the Assignor (the "Patents"), whereby Lender shall have the right to foreclose on the Patents in the event of the occurrence and continuance of an Event of Default under the Loan Documents (as defined in the Credit Agreement).

        NOW, THEREFORE, in consideration of the premises, Assignor hereby agrees with the Lender as follows:

1. To secure the complete and timely satisfaction of all Obligations (as defined in the Credit Agreement), Assignor hereby grants and conveys to the Lender and collaterally assigns to Lender all of its right, title and interest in and to the patent applications and patents listed in Schedule A attached hereto, including without limitation all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing are collectively called the "Patents").

        Unless and until the Lender exercises the rights and remedies accorded to it under the Security Agreement, and by law with respect to the realization upon its collateral assignment of the Patents, the Lender hereby grants to Assignor the exclusive, nontransferable, royalty-free right and license under the Patents for Assignor's own benefit and account, so that Assignor may use and enjoy the Patents in connection with its business operations and exercise rights and remedies with respect to the Patents, but with respect to all Patents being used in Assignor's business, only in a manner consistent with the preservation of the current substance, validity and registration and


                                      -1-
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        the collateral assignment herein granted in such Patents; provided, however, that the foregoing shall not impose an obligation on Assignor to continue to use any of the Patents in Assignor's business to the extent that such Patents are not necessary in the normal conduct of its business. Assignor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Assignor in this paragraph, except that the Assignor may sublicense the Patents in the ordinary course of the Assignor's business consistent with its past practices, but only in a manner consistent with the preservation of the current substance, validity and registration and the collateral assignment herein granted in such Patents. Upon the exercise by Lender of the rights and remedies accorded to it under the Security Agreement and by law with respect to the realization upon its collateral assignment of the Patents, the license granted under this paragraph to the Assignor shall terminate.

2. In addition to the above mentioned assignment, Guarantor hereby grants to the Lender, as security for its obligations under the Guaranty, a first ranking movable hypothec under the Civil Code of Quebec in the principal amount of Forty Million Canadian Dollars (CDN$40,000,000) with interest thereon at the rate of twenty percent (20%) per annum affecting the universality of all present and future rights, title and interest Guarantor may hold, now or in the future, in the Patents. If, for the purpose of obtaining a judgment in any court, it is necessary to convert the sum due to the Lender in any currency into Canadian currency, Guarantor and the Lender agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedure, such Lender could purchase the original currency with the Canadian currency on the business day preceding the day on which final judgment is given or if permitted by applicable law, on the day on which the judgment is paid or satisfied.

3.      Assignor covenants and warrants that:

        (a) The Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

        (b) To the best of Assignor's knowledge, each of the Patents is valid and enforceable;

        (c) No claim has been made that the use of any of the Patents violates or may violate the rights of any third person;

        (d) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses, shop rights and covenants by Assignor not to sue third persons; and

        (e) Assignor has the unqualified right to enter into this Patent Assignment and perform its terms and has entered and will enter into written agreements with all inventors of the Patents which will enable it to comply with the covenants herein contained; and

        (f) Assignor has used, and will continue to use for the duration of this Patent Assignment, proper statutory notice in connection with its use of the Patents.

4. Assignor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement outside the ordinary course of Assignor's business consistent with its past practices which is otherwise inconsistent with Assignor's obligations under this Patent Assignment, without the Lender's prior written consent.


                                      -2-
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5.      If, before the Obligations shall have been satisfied in full, Assignor shall become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of Section 1 shall automatically apply thereto and Assignor shall give to the Lender prompt written notice thereof.

6. Assignor authorizes the Lender to modify this Patent Assignment by amending Schedule A to include any future patents and patent applications which are Patents under Section 1 or Section 5 hereof.

7. If any Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing, Assignor hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of the Lender, as the Lender may select in its exclusive discretion, as Assignor's true and lawful attorney-in fact, with the power to endorse Assignor's name on all applications, documents, papers and instruments necessary for the Lender to use the Patents, or to grant or issue any exclusive or nonexclusive license under the Patents to any third person, or reasonably necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to any third person. This power of attorney shall be irrevocable for the life of this Patent Assignment.

8. At the earlier of such time as Assignor shall completely satisfy all of the Obligations or the Security Agreement terminates, this Patent Assignment shall terminate and the Lender shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to evidence such termination, subject to any disposition thereof which may have been made by the Lender pursuant hereto.

9. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorney's fees and legal expenses incurred by the Lender in connection with the preparation of this Patent Assignment and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Patents, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid by Assignor on demand by the Lender and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate effective under the Credit Agreement.

10. Assignor shall have the duty, through counsel reasonably acceptable to the Lender, to prosecute diligently any patent applications of the Patents pending as of the date of this Patent Assignment or thereafter, which Assignor reasonably determines are necessary or desirable for the conduct of business, until the Obligations shall have been paid in full, to make application on unpatented but patentable inventions and to preserve and maintain all rights in patent applications and patents of the Patents, including without limitation the payment of all reasonable maintenance fees and to do any and all acts which in Assignor's reasonable determination are necessary or desirable to preserve and maintain all rights in the Patents. Any reasonable expenses incurred in connection with the Patents shall be borne by Assignor. Except as permitted in Section 1 hereof, Assignor shall not abandon any right to file a patent application, or any pending patent application or Patent without the consent of the Lender, which consent shall not be unreasonably withheld, but in all instances Assignor shall give the Lender not less than ten (10) days prior written notice of its intent to abandon any Patent.


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11.     Assignor shall have the right, with the consent of the Lender, which shall not be unreasonably withheld, to bring suit to its own name, and to join the Lender, if necessary, as a party to such suit so long as the Lender is satisfied that such joinder will not subject it to any risk of liability, to enforce the Patents and any licenses thereunder. Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and expenses, including reasonable legal fees and costs, incurred by the Lender pursuant to this Section 11.

12. If Assignor fails to comply with any of its obligations hereunder, the Lender may do so in Assignor's name or in the Lender's name, but at Assignor's expense, and Assignor hereby agrees to reimburse the Lender in full for all reasonable expenses, including reasonable attorneys' fees and costs, incurred by the Lender in protecting, defending and maintaining the Patents.

13. No course of dealing between Assignor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Credit Agreement or the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14. All of the Lender's rights and remedies with respect to the Patents, whether established hereby or by the Credit Agreement or the other Loan Documents, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

15. The provisions of this Patent Assignment are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Patent Assignment in any jurisdiction. This Patent Assignment is to be read, construed and applied together with the Security Agreement, the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Lender and Assignor with respect to the matters referred to herein and therein.

16. This Patent Assignment is subject to modification only by a writing signed by the parties, except as provided in Section 6.

17. The benefits and burdens of this Patent Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

18. WITH THE EXCEPTION OF THE MOVABLE HYPOTHEC GRANTED BY GUARANTOR PURSUANT TO SECTION 2 HEREOF AND THE HYPOTHECARY RECOURSES ARISING THEREFROM WHICH SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE PROVINCE OF QUEBEC, THIS PATENT COLLATERAL ASSIGNMENT AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF WASHINGTON; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        SAVE AND EXCEPT FOR ANY HYPOTHECARY RECOURSE IN THE PROVINCE OF QUEBEC AGAINST GUARANTOR WHICH SHALL BE UNDER THE JURISDICTION OF THE COURTS OF THE PROVINCE OF QUEBEC, ANY LEGAL ACTION OR


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        PROCEEDING WITH RESPECT TO THIS PATENT COLLATERAL ASSIGNMENT AGREEMENT
        OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF WASHINGTON OR OF THE UNITED STATES OF AMERICA LOCATED IN KING COUNTY, WASHINGTON, AND BY EXECUTION AND DELIVERY OF THIS PATENT COLLATERAL ASSIGNMENT AGREEMENT, EACH OF THE ASSIGNORS AND THE LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE ASSIGNORS AND THE LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH COURTS IN RESPECT OF THIS PATENT COLLATERAL ASSIGNMENT AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE ASSIGNORS OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

        THE ASSIGNORS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE ASSIGNORS AT THEIR ADDRESSES SET FORTH IN SECTION 12.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAIL POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

19. ASSIGNORS AND THE LENDER EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS PATENT COLLATERAL ASSIGNMENT AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE ASSIGNORS AND THE LENDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THE CREDIT AGREEMENT, THIS PATENT COLLATERAL ASSIGNMENT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE CREDIT AGREEMENT, THIS PATENT COLLATERAL ASSIGNMENT AGREEMENT AND THE OTHER LOAN DOCUMENTS.


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        IN WITNESS WHEREOF, each of the parties hereto has caused this Patent
Assignment to be executed and delivered by its duly authorized officer as of the date first set forth above.

BORROWERS:

SPACELABS MEDICAL, INC.,                    VITA-STAT MEDICAL SERVICES, INC.,
a Delaware corporation                                    a Florida corporation


By:                                         By:
   ---------------------------------           ---------------------------------

   Its:                                        Its:
       -----------------------------               -----------------------------


SPACELABS MEDICAL, INC.,                    LIFECLINIC MEDICAL DATA
a California corporation                    CORPORATION, a Washington
corporation

By:                                         By:
   ---------------------------------           ---------------------------------

   Its:                                        Its:
       -----------------------------               -----------------------------



SPACELABS BURDICK, INC.,                    LIFECLINIC.COM CORPORATION,
a Delaware corporation                      a Washington corporation

By:                                         By:
   ---------------------------------           ---------------------------------

   Its:                                        Its:
       -----------------------------               -----------------------------


GUARANTOR:

SPACELABS PRODUITS MEDICAUX
LTEE., a Quebec company

By:
   ---------------------------------

   Its:
       -----------------------------

LENDER:

BANK OF AMERICA, N.A.,
a national banking association


By:
   ---------------------------------

   Its:
       -----------------------------


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                              Schedule A - Page 1